Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Loans, allowance	$ 6,620	$ 6,316
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	50,000,000	50,000,000
Common stock, shares issued	16,135,917	15,935,417
Treasury stock, shares	111,707	111,707
Series B Preferred Stock [Member]
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, share authorized	480,000	480,000
Preferred stock, share issued	480,000	480,000